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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - October 15, 1997

                           JCP MASTER CREDIT CARD TRUST
                           (Issuer of the Certificates)

                               JCP RECEIVABLES, INC.
              (Exact name of registrant as specified in its charter)






      Delaware                       0-17270                     75-2231415

   (State or other jurisdiction    (Commission                  (IRS Employer
     of incorporation)               File No.)               Identification No.)


   5001 Spring Valley Road
   Dallas, Texas                                                  75244

   (Address of principal                                          (Zip code)
    executive offices)

   Registrant's telephone number, including area code:     (972) 960-4611

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   Item 5.     Other Events.
   ______      ____________

        JCP Receivables, Inc.("JCPR"), J. C. Penney Company, Inc., as
   Servicer ("JCPenney"), and The
   Fuji Bank and Trust Company, as Trustee, have entered into Amendment No. 1, dated as of October 15, 1997, to the Master Pooling and Servicing Agreement, dated as of September 5, 1988, between the parties. Amendment No. 1 provides for: (1) the transfer of additional receivables originated by JCPenney Card Bank, National Association, a wholly owned credit card bank subsidiary of JCPenney, to the JCP Master Credit Card Trust, (2) the ability to sell receivables to the JCP Master Credit Card Trust at a discount, and
   (3) the ability to share excess finance charges between Series within the JCP Master Credit Card Trust. In addition, JCPR and JCPenney have entered into Amendment No. 1, dated as of October 15, 1997, to the Receivables Purchase Agreement, dated as of September 5, 1988, between the parties, which amendment provides for the sale by JCPenney to JCPR of additional receivables originated by JCPenney Card Bank, National Assocation.


   Item 7.     Financial Statements and Exhibits.
   ______      _________________________________

        (c)    Exhibits.

               4.1 Amendment No. 1, dated as of October 15, 1997, to the Master Pooling and Servicing Agreement, dated as of September 5, 1988, between JCP Receivables, Inc.,
                      J. C. Penney Company, Inc., as Servicer, and The Fuji Bank and Trust Company, as Trustee.

               4.2 Amendment No. 1, dated as of October 15, 1997, to the Receivables Purchase Agreement, dated as of September 5, 1988, between JCP Receivables, Inc. ("Buyer") and
                      J. C. Penney Company, Inc. ("Seller").

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                                   SIGNATURES
                                   __________

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JCP RECEIVABLES, INC.


                                      /s/ Catherine A. Walther
                                      __________________________________________
                                      Catherine A. Walther
                                      President

   Date: November 10, 1997

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                                   Exhibit Index

   Exhibit
   Number          Description
   ______          ___________

      4.1 Amendment No. 1, dated as of October 15, 1997, to the Master Pooling and Servicing Agreement, dated as of September 5, 1988, between JCP Receivables, Inc.,
                      J. C. Penney Company, Inc., as Servicer, and The Fuji Bank and Trust Company, as Trustee.

      4.2 Amendment No. 1, dated as of October 15, 1997, to the Receivables Purchase Agreement, dated as of September 5, 1988, between JCP Receivables, Inc. ("Buyer") and
                      J. C. Penney Company, Inc. ("Seller").